SEMI ANNUAL REPORT

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MAP ART


SEPTEMBER 30, 2001

TEMPLETON
INTERNATIONAL (EX EM) FUND

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FRANKLIN TEMPLETON INVESTMENTS LOGO



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THANK YOU FOR INVESTING WITH FRANKLIN  TEMPLETON.  WE ENCOURAGE OUR INVESTORS TO
MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.
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DALE WINNER
PORTFOLIO MANAGER
TEMPLETON INTERNATIONAL (EX EM) FUND

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FRANKLINTEMPLETON.COM
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MOUSE ART

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SHAREHOLDER LETTER
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YOUR FUND'S GOAL: TEMPLETON INTERNATIONAL (EX EM) FUND SEEKS LONG-TERM CAPITAL
APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST AT LEAST 75% OF ITS TOTAL ASSETS IN THE EQUITY SECURITIES OF COMPANIES LOCATED IN ANY DEVELOPED COUNTRY OUTSIDE THE UNITED STATES.
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Dear Shareholder:

This semiannual report of Templeton International (Ex EM) Fund covers the six-month period ended September 30, 2001. On August 1, 2001, Templeton International Fund added "Ex EM" to its name, to denote and affirm the Fund's ongoing strategy of investing in companies located in developed countries outside the U.S., "ex-emerging markets." The Fund's goal and strategy remain the same. The six-month period under review was a difficult time marked by the tragedy of the terrorist attacks in New York City and Washington, D.C. During the reporting period, the environment for global equity markets and investors was challenging as well. Investors' expectations of a global economic slowdown and falling interest rates were confirmed

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  8

Financial Highlights &
Statement of Investments ... 10

Financial Statements ....... 17

Notes to Financial
Statements ................. 20



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FUND CATEGORY ART

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.


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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
9/30/01

EUROPE .......................... 72.4%
ASIA ............................ 16.9%
NORTH AMERICA ...................  6.1%
AUSTRALIA & NEW ZEALAND .........  3.7%
SHORT-TERM INVESTMENTS
   & OTHER NET ASSETS ...........  0.9%


as the U.S. Federal Reserve Board, the European Central Bank and many central banks around the world enacted multiple rate reductions. The decline in U.S. growth affected Asia's, Europe's and Latin America's growth rates as these regions' export demand weakened. As a result, worldwide industrial production declined during the period.

As global economic growth slowed, corporate profitability remained elusive. Companies around the world continued to announce layoffs and issue reduced-profit warnings. Con- sumer confidence, which had been pivotal in keeping the economy afloat thus far, began to waver. In this already fragile environment, the world's equity markets reacted to the terrorist attacks by falling in the third quarter of 2001. We believe this volatility may continue in the near term, as economic, political and military uncertainties prevail in the U.S. and abroad. In our opinion, a global economic recovery is not likely to be quick. When the pace does pick up, we believe it may be modest relative to the unprecedented expansion that we witnessed during most of the 1990s.

Templeton's disciplined approach of using bottom-up, fundamental analysis to find value securities around the world remained the same. We reviewed the long-term outlook and underlying assumptions of individual securities. We main-tained our customary group discussions on specific portfolio recommendations. Many of the price declines resulted in more stocks whose prices looked attractive in our view. Our analysis revealed that a number of companies across many sectors, including isolated pockets within the information technology industry such as telecommunications equipment, Asian semiconductors and Asian telecommunications companies, were nearing historically low prices.

Within this environment, the Fund's Class A shares posted a -10.11% cumulative total return for the six-month period ended September 30, 2001, as shown in the Performance Summary beginning on page 8. The Fund's benchmark, the Morgan Stanley Capital International (MSCI(R)) Europe Australasia Far East (EAFE(R)) Index, returned -26.35% during the same period.1

The Fund's limited exposure to airline companies contributed to the Fund's performance while our overweighted position in insurance holdings negatively affected performance. For the long term, we are optimistic about our insurance holdings because we believe that the Fund holds well-capitalized companies, which may benefit if there is a growing demand for insurance products and if insurance premiums increase.

1. Source: Standard & Poor's Micropal. The unmanaged MSCI EAFE Index is a capitalization-weighted index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                                               3
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TOP 10 COUNTRIES
Based on Equity Investments
9/30/01

[BEGIN SIDEBAR]
                   % OF TOTAL
                   NET ASSETS
-----------------------------
U.K.                   21.2%
Germany                 9.6%
Japan                   8.8%
Hong Kong               8.2%
Netherlands             7.9%
Spain                   7.7%
Finland                 5.7%
France                  5.6%
Sweden                  5.0%
Canada                  4.7%
[END SIDEBAR]

Overall, we remain comfortable with the Fund's European exposure, representing 72.4% of total net assets at period-end. We believe that our holdings are undervalued and defensive in this challenging environment. The U.K. represented the Fund's largest single country weighting at 21.2% of total net assets. The Fund's largest holding, Unilever PLC, the global consumer branded company, traded at a 15%-20% discount to its principal U.S. competitor, Procter & Gamble, and exhibited similar growth prospects. The Fund's second-largest U.K. holding, BAE Systems PLC, garners 25% of U.S. sales at a time when American and global defense spending is increasing. We also initiated a position in Cable & Wireless, currently the only major European Union telecommunications company with net cash on its balance sheet.

Germany made up the Fund's second-largest country weighting, representing 9.6% of total net assets on September 30, 2001. Two of the Fund's top 10 holdings are from this country. We saw opportunity in E.On, one of Europe's largest utilities, which is restructuring from a diverse conglomerate into a focused utility.

The Fund's third-largest country weighting was Japan, representing 8.8% of total net assets at period-end. We maintained our cautious approach and remain underweighted



4
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compared to the Fund's benchmark because during the period we found it difficult to identify value in Japan. Our focus is on restructuring stories like electronics manufacturer Hitachi and telecommunications company Nippon Telegraph & Telephone; both have reduced costs and traded at substantial discounts to their western competitors.

We continue to believe in our investment process and think our portfolio is well-positioned versus the Fund's benchmark. Our process is based on a disciplined approach to value investing, researching stocks exhaustively to find securities that we believe have been mispriced by the market and where we have identified catalysts for a turnaround. In the months to come, we will continue searching the globe for what we believe are bargain stocks and expanding the areas for discovering undervalued assets.

There are special risks involved with international investing related to market, currency, economic, social, political and other factors. Investing in certain foreign markets means accepting a certain amount of volatility, and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 381.3% in the past 15 years, but has suffered eight declines of more than 15% during the same time.2 While short-term volatility can be dis-

[BEGIN SIDEBAR]
TOP 10 INDUSTRIES
Based on Equity Investments
9/30/01

                      % OF TOTAL
                      NET ASSETS
--------------------------------
Banks                      11.3%
Insurance                   8.5%
Diversified
Telecommunication Services  7.1%
Electric Utilities          7.0%
Oil & Gas                   6.4%
Aerospace & Defense         4.8%
Chemicals                   4.6%
Real Estate                 4.4%
Diversified Financials      4.2%
Paper & Forest Products     3.8%
[END SIDEBAR]

2. Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 15 years ended 9/30/01. Market return is measured in U.S. dollar terms and does not include reinvested dividends. The unmanaged Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Finance, Utilities, Properties and Commerce and Industry.


                                                                               5
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[BEGIN SIDEBAR]
TOP 10 EQUITY HOLDINGS
9/30/01

COMPANY                        % OF TOTAL
INDUSTRY, COUNTRY              NET ASSETS
-----------------------------------------

Unilever PLC                         2.7%
FOOD PRODUCTS, U.K.

E.On AG                              2.6%
ELECTRIC UTILITIES, GERMANY

Eni SpA                              2.6%
OIL & GAS, ITALY

BAE Systems PLC                      2.5%
AEROSPACE &
DEFENSE, U.K.

TransCanada Pipelines Ltd.           2.4%
GAS UTILITIES, CANADA

Merck KGAA                           2.4%
PHARMACEUTICALS, GERMANY

Cheung Kong Holdings Ltd.            2.3%
REAL ESTATE, HONG KONG

Cable & Wireless PLC                 2.2%
DIVERSIFIED TELECOMMUNICATION
SERVICES, U.K.

J. Sainsbury PLC                     2.1%
FOOD & DRUG
RETAILING, U.K.

Telefonica SA                        2.1%
DIVERSIFIED TELECOMMUNICATION
SERVICES, SPAIN

[END SIDEBAR]

concerting, declines in excess of 50% are not unusual in some foreign markets. These risks and considerations are discussed in the Fund's prospectus.

The September 11 terrorist acts on American soil were very unusual and calamitous events. Our thoughts and prayers go out to the victims, survivors and all those impacted by these tragedies. We believe that although the events were disruptive economically and financially in the near term, our fundamental stock selection philosophy and process can weather the uncertainty. History demonstrates that during periods of great uncertainty -- caused by either financial or social upheaval -- any detrimental financial market reaction has been temporary, followed by a period of greater market expansion. We have no reason to believe that the financial aftermath of the recent terrorists' assaults should be any different. Looking forward, we are optimistic about Templeton International (Ex EM) Fund's long-term prospects, as it is invested in a broad selection of stocks from 16 countries.

Thank you for investing in Templeton International (Ex EM) Fund. We welcome your support and continued investment and look forward to serving you in the future.

Sincerely,




/s/DALE WINNER
Dale Winner, CFA

/s/JEFFREY A. EVERETT
Jeffrey A. Everett, CFA

/s/GEORGE MORGAN
George Morgan, CFA

Portfolio Management Team
Templeton International (Ex EM) Fund

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This discussion reflects our views, opinions and portfolio holdings as of
September 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
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                                                                               7
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PERFORMANCE SUMMARY AS OF 9/30/01

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                             CHANGE         9/30/01    3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$1.17         $10.34     $11.51
DISTRIBUTIONS (4/1/01-9/30/01)
Dividend Income                     $0.0198

CLASS C                             CHANGE         9/30/01    3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$1.18         $10.20     $11.38
DISTRIBUTIONS (4/1/01-9/30/01)
Dividend Income                     $0.0004

ADVISOR CLASS                       CHANGE         9/30/01    3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$1.17         $10.38     $11.55
DISTRIBUTIONS (4/1/01-9/30/01)
Dividend Income                     $0.0300


[BEGIN SIDEBAR]
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CLASS A: Subject to the current, maximum 5.75% initial sales charge.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
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[END SIDEBAR]

PERFORMANCE

                                                               INCEPTION
CLASS A                             6-MONTH   1-YEAR   5-YEAR   (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return1           -10.11%   -10.94%    29.38%    43.38%
Average Annual Total Return2       -15.26%   -16.09%     4.05%     4.82%
Value of $10,000 Investment3        $8,474    $8,391   $12,198   $13,514


                                                               INCEPTION
CLASS C                             6-MONTH   1-YEAR   5-YEAR   (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return1            -10.37%  -11.45%    25.63%    37.64%
Average Annual Total Return2        -12.11%  -13.20%     4.46%     4.96%
Value of $10,000 Investment3         $8,789   $8,680   $12,439   $13,627


                                                               INCEPTION
ADVISOR CLASS4                      6-MONTH   1-YEAR   5-YEAR   (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return1             -9.91%  -10.55%    33.19%    47.60%
Average Annual Total Return2         -9.91%  -10.55%     5.90%     6.28%
Value of $10,000 Investment3         $9,009   $8,945   $13,319   $14,760


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.
4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 23.43% and 4.53%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Highlights

                                                                                         CLASS A
                                                           ----------------------------------------------------------------------

                                                              SIX MONTHS ENDED              YEAR ENDED MARCH 31,
                                                             SEPTEMBER 30, 2001 -------------------------------------------------
                                                                (UNAUDITED)       2001       2000      1999      1998      1997
                                                           ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(DAGGER)
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................          $11.51         $12.91     $12.61    $14.26    $12.35    $10.39
                                                           ----------------------------------------------------------------------
Income from investment operations:
 Net investment income .................................             .15            .23        .27       .21       .23       .14
 Net realized and unrealized gains (losses) ............           (1.30)          (.64)       .94     (1.24)     2.99      2.09
                                                           ----------------------------------------------------------------------
Total from investment operations .......................           (1.15)          (.41)      1.21     (1.03)     3.22      2.23
                                                           ----------------------------------------------------------------------
Less distributions from:
 Net investment income .................................            (.02)          (.24)      (.29)     (.22)     (.23)     (.13)
 Net realized gains ....................................              --           (.75)      (.62)     (.40)    (1.08)     (.14)
                                                           ----------------------------------------------------------------------
Total distributions ....................................            (.02)          (.99)      (.91)     (.62)    (1.31)     (.27)
                                                           ----------------------------------------------------------------------
Net asset value, end of period .........................          $10.34         $11.51     $12.91    $12.61    $14.26    $12.35
                                                           ======================================================================
Total return* ..........................................        (10.11)%        (3.38)%      9.61%   (7.12)%    28.25%    21.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................         $28,822        $35,486    $40,201   $39,509   $19,455    $9,268
Ratios to average net assets:
 Expenses ..............................................           1.85%**        1.82%      1.86%     1.73%     1.85%     1.85%
 Expenses, excluding waiver and payments by affiliate ..           1.85%**        1.82%      1.86%     1.73%     2.41%     2.63%
 Net investment income .................................           2.53%**        1.85%      2.03%     1.91%     2.04%     1.72%
Portfolio turnover rate ................................           9.12%         42.06%     61.73%    38.57%    27.59%    30.58%



*Total return does not reflect sales commissions and is not annualized. **Annualized.
(DAGGER)Based on average weighted shares outstanding effective year ended
  March 31, 2000.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Highlights (CONTINUED)

                                                                                         CLASS C
                                                           ----------------------------------------------------------------------

                                                              SIX MONTHS ENDED              YEAR ENDED MARCH 31,
                                                             SEPTEMBER 30, 2001 -------------------------------------------------
                                                                (UNAUDITED)       2001       2000      1999      1998      1997
                                                           ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(DAGGER)
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................          $11.38         $12.78     $12.49    $14.16    $12.27    $10.32
                                                           ----------------------------------------------------------------------
Income from investment operations:
 Net investment income .................................             .11            .15        .18       .11       .12       .11
 Net realized and unrealized gains (losses) ............           (1.29)          (.64)       .95     (1.22)     3.01      2.02
                                                           ----------------------------------------------------------------------
Total from investment operations .......................           (1.18)          (.49)      1.13     (1.11)     3.13      2.13
                                                           ----------------------------------------------------------------------
 Less distributions from:
  Net investment income .................................             --***        (.16)      (.22)     (.16)     (.16)     (.04)
  Net realized gains ....................................             --           (.75)      (.62)     (.40)    (1.08)     (.14)
                                                            ----------------------------------------------------------------------
Total distributions ....................................              --           (.91)      (.84)     (.56)    (1.24)     (.18)
                                                           ----------------------------------------------------------------------
Net asset value, end of period .........................          $10.20         $11.38     $12.78    $12.49    $14.16    $12.27
                                                           ======================================================================
Total return* ..........................................        (10.37)%        (4.00)%      8.99%   (7.73)%    27.55%    20.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................         $11,864        $11,756    $14,051   $14,222    $5,929    $2,424
Ratios to average net assets:
 Expenses ..............................................           2.49%**        2.46%      2.49%     2.37%     2.50%     2.50%
 Expenses, excluding waiver and payments by affiliate ..           2.49%**        2.46%      2.49%     2.37%     3.05%     3.29%
 Net investment income .................................           1.89%**        1.25%      1.34%     1.26%     1.31%     1.45%
Portfolio turnover rate ................................           9.12%         42.06%     61.73%    38.57%    27.59%    30.58%



*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***Includes distributions of net investment income in the amount of $.0004 (DAGGER)Based on average weighted shares outstanding effective year ended March 31, 2000.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Highlights (CONTINUED)

                                                                                       ADVISOR  CLASS
                                                           ----------------------------------------------------------------------

                                                              SIX MONTHS ENDED              YEAR ENDED MARCH 31,
                                                             SEPTEMBER 30, 2001 -------------------------------------------------
                                                                (UNAUDITED)       2001       2000      1999      1998  1997(DAGGER)
                                                           ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(DAGGER)(DAGGER)
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................          $11.55         $12.95     $12.66    $14.30    $12.36    $11.56
                                                           ----------------------------------------------------------------------
Income from investment operations:
 Net investment income .................................             .18            .39        .26       .74       .56       .07
 Net realized and unrealized gains (losses) ............           (1.32)          (.75)      1.00     (1.73)     2.73       .73
                                                           ----------------------------------------------------------------------
Total from investment operations .......................           (1.14)          (.36)      1.26      (.99)     3.29       .80
                                                           ----------------------------------------------------------------------
Less distributions from:
 Net investment income .................................            (.03)          (.29)      (.35)     (.25)     (.27)       --
 Net realized gains ....................................              --           (.75)      (.62)     (.40)    (1.08)       --
                                                           ----------------------------------------------------------------------
Total distributions ....................................            (.03)         (1.04)      (.97)     (.65)    (1.35)       --
                                                           ----------------------------------------------------------------------
Net asset value, end of period .........................          $10.38         $11.55     $12.95    $12.66    $14.30    $12.36
                                                           ======================================================================
Total return* ..........................................         (9.91)%        (2.97)%      9.90%   (6.76)%    28.88%     6.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................            $237           $261       $544      $265       $83       $36
Ratios to average net assets:
 Expenses ..............................................           1.50%**        1.47%      1.51%     1.38%     1.50%     1.50%**
 Expenses, excluding waiver and payments by affiliate ..           1.50%**        1.47%      1.51%     1.38%     2.06%     1.90%**
 Net investment income .................................           2.96%**        3.19%      1.93%     2.49%     2.38%     2.56%**
Portfolio turnover rate ................................           9.12%         42.06%     61.73%    38.57%    27.59%    30.58%




*Total return is not annualized.
**Annualized.
(DAGGER)For the period January 2, 1997 (effective date) to March 31, 1997. (DAGGER)(DAGGER)Based on average weighted shares outstanding effective year ended March 31, 2000.

                       See notes to financial statements.
12

TEMPLETON INTERNATIONAL (EX EM) FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED)


                                                                       COUNTRY         SHARES         VALUE
---------------------------------------------------------------------------------------------------------------


     COMMON STOCKS 97.7%
     AEROSPACE & DEFENSE 4.8%
     BAE Systems PLC .............................................   United Kingdom    213,064      $ 1,036,495
     Rolls-Royce PLC .............................................   United Kingdom    209,955          401,143
     Saab AB, B ..................................................       Sweden         58,700          500,727
                                                                                                    -----------
                                                                                                      1,938,365
                                                                                                    -----------
     AIR FREIGHT & COURIERS 1.5%
     Deutsche Post AG ............................................       Germany        39,060          565,592
     Deutsche Post AG, 144A ......................................       Germany         3,800           55,024
                                                                                                    -----------
                                                                                                        620,616
                                                                                                    -----------
     AUTO COMPONENTS .3%
     Michelin SA, B ..............................................       France          4,134          108,992
                                                                                                    -----------
     AUTOMOBILES .7%
     Regie Nationale des Usines Renault SA .......................       France          9,720          283,263
                                                                                                    -----------
     BANKS 11.3%
     Australia & New Zealand Banking Group Ltd. ..................      Australia       77,710          612,832
     Banca Nazionale del Lavoro SpA ..............................        Italy        229,140          482,044
     Banco Popular Espanol SA ....................................        Spain         16,946          586,442
     Foreningssparbanken AB, A ...................................       Sweden         46,710          490,398
     Gjensidige Norway Sparebank .................................       Norway         20,000          538,923
     HSBC Holdings PLC ...........................................      Hong Kong       63,000          660,331
     Lloyds TSB Group PLC ........................................   United Kingdom     73,920          706,162
     National Australia Bank Ltd. ................................      Australia       17,549          222,227
     Nordea AB ...................................................       Sweden         66,420          323,760
                                                                                                    -----------
                                                                                                      4,623,119
                                                                                                    -----------
     BUILDING PRODUCTS 2.2%
     Heywood Williams Group PLC ..................................   United Kingdom    175,700          388,631
     Novar PLC ...................................................   United Kingdom    270,528          512,898
                                                                                                    -----------
                                                                                                        901,529
                                                                                                    -----------
     CHEMICALS 4.6%
     Akzo Nobel NV ...............................................     Netherlands      20,000          815,802
     BASF AG .....................................................       Germany        19,450          683,724
     Imperial Chemical Industries PLC ............................   United Kingdom     93,160          391,584
                                                                                                    -----------
                                                                                                      1,891,110
                                                                                                    -----------
     COMPUTERS & PERIPHERALS 1.8%
     Fujitsu Ltd. ................................................        Japan         50,000          419,290
     NEC Corp. ...................................................        Japan         39,000          318,534
                                                                                                    -----------
                                                                                                        737,824
                                                                                                    -----------

TEMPLETON INTERNATIONAL (EX EM) FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                       COUNTRY         SHARES         VALUE
---------------------------------------------------------------------------------------------------------------


     COMMON STOCKS (CONT.)
     CONSTRUCTION MATERIALS 1.4%
     Cheung Kong Infrastructure Holdings Ltd. ....................      Hong Kong      100,000      $   164,113
     Hanson PLC ..................................................   United Kingdom     60,070          420,016
                                                                                                    -----------
                                                                                                        584,129
                                                                                                    -----------
     DISTRIBUTORS .5%
     Inchcape PLC ................................................   United Kingdom     33,150          215,832
                                                                                                    -----------
     DIVERSIFIED FINANCIALS 4.2%
     ING Groep NV ................................................     Netherlands      31,010          831,124
     Nomura Securities Co. Ltd. ..................................        Japan         46,000          601,209
     Swire Pacific Ltd. ..........................................      Hong Kong       79,000          297,282
                                                                                                    -----------
                                                                                                      1,729,615
                                                                                                    -----------
     DIVERSIFIED TELECOMMUNICATION SERVICES 7.1%
     Cable & Wireless PLC ........................................   United Kingdom    217,741          896,840
     Nippon Telegraph & Telephone Corp. ..........................        Japan            172          802,753
     Telecom Corp. of New Zealand Ltd. ...........................     New Zealand     184,368          330,754
    *Telefonica SA ...............................................        Spain         78,020          862,579
                                                                                                    -----------
                                                                                                      2,892,926
                                                                                                    -----------
     ELECTRIC UTILITIES 7.0%
     CLP Holdings Ltd. ...........................................      Hong Kong      178,800          687,736
     E. On AG ....................................................       Germany        20,710        1,063,734
     Endesa SA ...................................................        Spain         30,725          477,079
     Iberdrola SA, Br. ...........................................        Spain         46,430          632,141
                                                                                                    -----------
                                                                                                      2,860,690
                                                                                                    -----------
     ELECTRONIC EQUIPMENT & INSTRUMENTS 3.0%
     Hitachi Ltd. ................................................        Japan        100,000          665,659
     Kardex AG, Br. ..............................................     Switzerland       1,200          197,464
     Laird Group PLC .............................................   United Kingdom    186,500          352,218
                                                                                                    -----------
                                                                                                      1,215,341
                                                                                                    -----------
     FOOD & DRUG RETAILING 2.1%
     J. Sainsbury PLC ............................................   United Kingdom    164,534          862,679
                                                                                                    -----------
     FOOD PRODUCTS 3.0%
     Kikkoman Corp. ..............................................        Japan         20,000          124,738
     Unilever PLC ................................................   United Kingdom    147,460        1,119,370
                                                                                                    -----------
                                                                                                      1,244,108
                                                                                                    -----------
     GAS UTILITIES 2.4%
     TransCanada Pipelines Ltd. ..................................       Canada         77,270          994,918
                                                                                                    -----------
     HOTELS RESTAURANTS & LEISURE .3%
     P & O Princess Cruises PLC ..................................   United Kingdom     40,300          132,821
                                                                                                    -----------
     HOUSEHOLD DURABLES 1.9%
     Koninklijke Philips Electronics NV ..........................     Netherlands      39,710          770,289
                                                                                                    -----------


TEMPLETON INTERNATIONAL (EX EM) FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                       COUNTRY         SHARES         VALUE
---------------------------------------------------------------------------------------------------------------


     COMMON STOCKS (CONT.)
     INDUSTRIAL CONGLOMERATES .7%
     Norsk Hydro ASA .............................................       Norway          7,641        $ 280,414
                                                                                                    -----------
     INSURANCE 8.5%
     AXA SA ......................................................       France         26,490          522,775
     Sampo-Leonia OYJ, A .........................................       Finland        84,410          644,956
     SCOR SA .....................................................       France         13,060          422,226
     Swiss Reinsurance Co. .......................................     Switzerland       8,680          853,770
     XL Capital Ltd.,  A .........................................       Bermuda         7,000          553,000
     Zurich Financial Services AG ................................     Switzerland       2,277          465,542
                                                                                                    -----------
                                                                                                      3,462,269
                                                                                                    -----------
     LEISURE EQUIPMENT & PRODUCTS .6%
     Fuji Photo Film Co. Ltd. ....................................        Japan          7,000          240,913
                                                                                                    -----------
     MACHINERY 2.7%
     Invensys PLC ................................................   United Kingdom    256,050          131,711
     METSO OYJ ...................................................       Finland        50,289          405,771
     VA Technologie AG, Br. ......................................       Austria         4,900          104,510
     Volvo AB, B .................................................       Sweden         36,142          465,839
                                                                                                    -----------
                                                                                                      1,107,831
                                                                                                    -----------
     MEDIA 1.7%
     United Business Media PLC ...................................   United Kingdom     64,290          357,161
     Wolters Kluwer NV ...........................................     Netherlands      14,965          331,720
                                                                                                    -----------
                                                                                                        688,881
                                                                                                    -----------
     METALS & MINING 1.6%
     Barrick Gold Corp. ..........................................       Canada         18,310          319,790
    *BHP Billiton PLC ............................................      Australia       80,310          330,194
                                                                                                    -----------
                                                                                                        649,984
                                                                                                    -----------
     MULTILINE RETAIL 1.8%
     Marks & Spencer PLC .........................................   United Kingdom    200,000          749,548
                                                                                                    -----------
     OIL & GAS 6.4%
     Eni SpA .....................................................        Italy         84,110        1,044,041
     Husky Energy Inc. ...........................................       Canada         55,041          621,942
     Repsol YPF SA ...............................................        Spain         40,000          575,560
     Total Fina Elf SA, B ........................................       France          2,900          389,551
                                                                                                    -----------
                                                                                                      2,631,094
                                                                                                    -----------
     PAPER & FOREST PRODUCTS 3.8%
     Holmen Aktiebolag AB, B .....................................       Sweden         15,081          275,668
     Stora Enso OYJ, R ...........................................       Finland        55,490          619,049
     UPM-Kymmene Corp. ...........................................       Finland        22,890          652,475
                                                                                                    -----------
                                                                                                      1,547,192
                                                                                                    -----------

TEMPLETON INTERNATIONAL (EX EM) FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                       COUNTRY         SHARES         VALUE
---------------------------------------------------------------------------------------------------------------


  COMMON STOCKS (CONT.)
     PHARMACEUTICALS 3.0%
     Aventis SA                                                          France          3,070      $   232,894
     Merck KGAA                                                         Germany         27,180          977,733
                                                                                                    -----------
                                                                                                      1,210,627
                                                                                                    -----------
     REAL ESTATE 4.4%
     Cheung Kong Holdings Ltd.                                          Hong Kong      122,000          950,253
     Union du Credit Bail Immobilier Unibail                             France          6,960          345,445
     Wereldhave NV                                                     Netherlands      10,920          495,252
                                                                                                    -----------
                                                                                                      1,790,950
                                                                                                    -----------
     ROAD & RAIL 1.0%
     Nippon Express Co. Ltd.                                              Japan        111,000          421,153
                                                                                                    -----------
     TRANSPORTATION INFRASTRUCTURE 1.4%
     Hong Kong Aircraft Engineering Co. Ltd.                            Hong Kong      427,380          580,836
                                                                                                    -----------
     TOTAL COMMON STOCKS (COST $50,471,866)                                                          39,969,858
                                                                                                    -----------
     PREFERRED STOCKS 1.4%

     BBS Kraftfahrzeugtechnik AG, pfd.                                   Germany        10,000          117,480
     Volkswagen AG, pfd.                                                 Germany        20,260          474,184
                                                                                                    -----------
     TOTAL PREFERRED STOCKS (COST $758,451)                                                             591,664
                                                                                                    -----------

                                                                                    PRINCIPAL
                                                                                    AMOUNT**
                                                                                   -----------
     BOND (COST $10,232)
     BAE Systems PLC, 7.45%, 11/29/03 ............................   United Kingdom    6,623 GBP          6,911
                                                                                                    -----------
     TOTAL INVESTMENTS (COST $51,240,549) 99.1% ..................                                   40,568,433
     OTHER ASSETS, LESS LIABILITIES .9% ..........................                                      354,279
                                                                                                    -----------
     TOTAL NET ASSETS 100.0% .....................................                                  $40,922,712
                                                                                                    ===========



    CURRENCY ABBREVIATION:
    GBP - British Pound

     *Non-income producing.
     **Securities donominated in U.S. dollars unless otherwise indicated.


                       See notes to financial statements.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)



Assets:
 Investments in securities, at value (cost $51,240,549) ................................................ $40,568,433
 Receivables:
  Investment securities sold ...........................................................................   2,538,486
  Fund shares sold .....................................................................................   1,155,690
  Dividends and interest ...............................................................................     144,111
                                                                                                         -----------
      Total assets .....................................................................................  44,406,720
                                                                                                         -----------
Liabilities:
 Payables:
  Funds advanced by custodian ..........................................................................     692,595
  Fund shares redeemed .................................................................................   2,640,653
  To affiliates ........................................................................................      93,696
 Accrued expenses ......................................................................................      57,064
                                                                                                         -----------
      Total liabilities ................................................................................   3,484,008
                                                                                                         -----------
Net assets, at value ................................................................................... $40,922,712
                                                                                                         ===========
Net assets consist of:
 Undistributed net investment income ................................................................... $   610,296
 Net unrealized depreciation ........................................................................... (10,672,116)
 Accumulated net realized loss .........................................................................  (2,130,904)
 Beneficial shares .....................................................................................  53,115,436
                                                                                                         -----------
Net assets, at value ................................................................................... $40,922,712
                                                                                                         ===========
CLASS A:
 Net asset value per share ($28,821,546 / 2,788,703 shares outstanding) ................................      $10.34
                                                                                                         ===========
 Maximum offering price per share ($10.34 / 94.25%) ....................................................      $10.97
                                                                                                         ===========
CLASS C:
 Net asset value per share ($11,863,743 / 1,163,347 shares outstanding)* ...............................      $10.20
                                                                                                         ===========
 Maximum offering price per share ($10.20 / 99%) .......................................................      $10.30
                                                                                                         ===========
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($237,423 / 22,871 shares outstanding) ...........      $10.38
                                                                                                         ===========



*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $134,391)
 Dividends ............................................$ 1,070,122
 Interest .............................................     58,897
                                                       -----------
      Total investment income .........................           $ 1,129,019
Expenses:
 Management fees (Note 3) .............................    193,262
 Administrative fees (Note 3) .........................     38,654
 Distribution fees (Note 3) ...........................
  Class A .............................................     66,966
  Class C .............................................     64,952
 Transfer agent fees (Note 3) .........................     82,000
 Custodian fees .......................................     10,650
 Reports to shareholders ..............................      8,450
 Registration and filing fees .........................     29,715
 Professional fees ....................................     12,285
 Trustees' fees and expenses ..........................     11,700
                                                       -----------
      Total expenses ..................................               518,634
                                                                  ------------
           Net investment income ......................               610,385
                                                                  ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments .........................................  (514,561)
  Foreign currency transactions .......................   (22,479)
                                                       -----------
      Net realized loss ...............................              (537,040)
      Net unrealized depreciation on investments ......            (5,197,662)
                                                                  ------------
Net realized and unrealized loss ......................            (5,734,702)
                                                                  ------------
Net decrease in net assets resulting from operations ..           $(5,124,317)
                                                                  ============

                       See notes to financial statements.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2001


                                                                              SIX MONTHS ENDED     YEAR ENDED
                                                                             SEPTEMBER 30, 2001  MARCH 31, 2001
                                                                             -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................      $   610,385        $   875,852
  Net realized loss from investments and foreign currency transactions ....         (537,040)          (870,124)
  Net unrealized depreciation on investments ..............................       (5,197,662)        (1,112,511)
                                                                             -----------------------------------
      Net decrease in net assets resulting from operations ................       (5,124,317)        (1,106,783)
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................................          (67,764)          (600,668)
   Class C ................................................................             (435)          (179,555)
   Advisor Class ..........................................................             (692)            (7,543)
  Net realized gains:
   Class A ................................................................               --         (1,981,813)
   Class C ................................................................               --           (818,812)
   Advisor Class ..........................................................               --            (30,681)
                                                                             -----------------------------------
 Total distributions to shareholders ......................................          (68,891)        (3,619,072)
 Beneficial share transactions (Note 2):
  Class A .................................................................       (2,912,688)        (1,482,505)
  Class C .................................................................        1,526,761           (796,503)
  Advisor Class ...........................................................           (1,635)          (287,879)
                                                                             -----------------------------------
 Total beneficial share transactions ......................................       (1,387,562)        (2,566,887)
   Net decrease in net assets .............................................       (6,580,770)        (7,292,742)
Net assets:
 Beginning of period ......................................................       47,503,482         54,796,224
                                                                             -----------------------------------
 End of period ............................................................      $40,922,712        $47,503,482
                                                                             ===================================
Undistributed net investment income included in net assets:
 End of period ............................................................      $   610,296        $    68,802
                                                                             ===================================


                       See notes to financial statements.

TEMPLETON INTERNATIONAL (EX EM) FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International (Ex EM) Fund (the Fund), formerly Templeton International Fund, is a separate, diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the United States. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON INTERNATIONAL (EX EM) FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At September 30, 2001, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:


                                                          SIX MONTHS ENDED                YEAR ENDED
                                                         SEPTEMBER 30, 2001             MARCH 31, 2001
                                                     ------------------------------------------------------
                                                         SHARES      AMOUNT          SHARES      AMOUNT
                                                     ------------------------------------------------------
CLASS A SHARES:
Shares sold .......................................   3,152,339  $ 37,308,677     37,720,970  $468,372,358
Shares issued on reinvestment of distributions ....       5,037        62,661        197,642     2,368,087
Shares redeemed ...................................  (3,450,410)  (40,284,026)   (37,950,553) (472,222,950)
                                                     ------------------------------------------------------
Net decrease ......................................    (293,034) $ (2,912,688)       (31,941) $ (1,482,505)
                                                     ======================================================

TEMPLETON INTERNATIONAL (EX EM) FUND
Notes to Financial Statements (unaudited) (CONTINUED)


2. BENEFICIAL SHARES (CONT.)


                                                          SIX MONTHS ENDED                YEAR ENDED
                                                         SEPTEMBER 30, 2001             MARCH 31, 2001
                                                     ------------------------------------------------------
                                                         SHARES      AMOUNT          SHARES      AMOUNT
                                                     ------------------------------------------------------
CLASS C SHARES:
Shares sold .......................................     861,588  $10,050,836         895,260 $ 10,678,582
Shares issued on reinvestment of distributions ....          30          373          73,243      868,299
Shares redeemed ...................................    (731,391)  (8,524,448)     (1,035,154) (12,343,384)
                                                     ------------------------------------------------------
Net increase (decrease) ...........................     130,227  $ 1,526,761         (66,651) $  (796,503)
                                                     ======================================================




                                                          SIX MONTHS ENDED                YEAR ENDED
                                                         SEPTEMBER 30, 2001             MARCH 31, 2001
                                                     ------------------------------------------------------
                                                         SHARES      AMOUNT          SHARES      AMOUNT
                                                     ------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold .......................................       3,529     $ 36,738         333,736  $ 4,037,506
Shares issued on reinvestment of distributions ....          47          587           2,849       34,128
Shares redeemed ...................................      (3,348)     (38,960)       (355,981)  (4,359,513)
                                                     ------------------------------------------------------
Net increase (decrease) ...........................         228     $ (1,635)        (19,396) $  (287,879)
                                                     ======================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        ----------------------------------
         0.150%   First $200 million
         0.135%   Over $200 million, up to and including $700 million
         0.100%   Over $700 million, up to and including $1.2 billion
         0.075%   Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At September 30, 2001, the unreimbursed costs were $109,862. Distributors received net commissions from sales of Fund's shares and received contingent deferred sales charges for the period of $9,875 and $9,810, respectively.

TEMPLETON INTERNATIONAL (EX EM) FUND
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES

At September 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $50,969,667 was as follows:

                 Unrealized appreciation .........   $  1,772,042
                 Unrealized depreciation .........    (12,173,276)
                                                     ------------
                 Net unrealized depreciation .....   $(10,401,234)
                                                     ============

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sale of securities.

At March 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2000 of $1,322,982. For tax purposes, such losses will be reflected in the year ending March 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2001 aggregated $11,582,010 and $11,917,536 respectively.

[GRAPHIC OMITTED]
FRANKLIN TEMPLETON INVESTMENTS LOGO

One Franklin Parkway
San Mateo, CA  94403-1906




SEMIANNUAL REPORT
TEMPLETON INTERNATIONAL (EX EM) FUND


PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton International (Ex EM) Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

419 S2001 11/01




[GRAPHIC OMITTED]
PRINTED ON RECYCLED PAPER